Exhibit 99.2

                               Certification

The undersigned officer of ACE Limited (the "Corporation") hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30,2002, fully complies with the applicable reporting requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ACE Limited.




Dated:  August 13, 2002                         /s/ Philip V. Bancroft
                                               ---------------------------
                                               Philip V. Bancroft
                                               Chief Financial Officer